Exhibit 24.1(a)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Gordon M. Bethune
                                   -----------------------------


                      Printed Name:   Gordon M. Bethune
                                   -----------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(b)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Lawrence W. Kellner
                                   ------------------------------


                      Printed Name:   Lawrence W. Kellner
                                   ------------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(c)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Jeffery A. Smisek and Scott R. Peterson, or either of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Michael P. Bonds
                                   ---------------------------


                      Printed Name:   Michael P. Bonds
                                   ---------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(d)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Thomas J. Barrack, Jr.
                                   ----------------------------


                      Printed Name:   Thomas J. Barrack, Jr.
                                   ----------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(e)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/David Bonderman
                                   --------------------------

                      Printed Name:   David Bonderman
                                   --------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(f)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/Gregory D. Brenneman
                              -------------------------------

                 Printed Name:   Gregory D. Brenneman
                              -------------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(g)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Joel H. Cowan
                                   ------------------------

                      Printed Name:   Joel H. Cowan
                                   ------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(h)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Patrick Foley
                                   ------------------------

                      Printed Name:   Patrick Foley
                                   ------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(i)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/ Rowland C. Frazee, C.C.
                                   ------------------------------


                      Printed Name:   Rowland C. Frazee, C.C.
                                   ------------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(j)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Hollis L. Harris
                                   ---------------------------

                      Printed Name:   Hollis L. Harris
                                   ---------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(k)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Dean C. Kehler
                                   -------------------------

                      Printed Name:   Dean C. Kehler
                                   -------------------------


                              Dated and effective as of April 30,
1996

                                                  Exhibit 24.1(l)

                        OWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Robert L. Lumpkins
                                   -----------------------------

                      Printed Name:   Robert L. Lumpkins
                                   -----------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(m)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/Douglas H. McCorkindale
                              ----------------------------------


                 Printed Name:   Douglas H. McCorkindale
                              ----------------------------------


                              Dated and effective as of April 30,
1996

                                                  Exhibit 24.1(n)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/David E. Mitchell, O.C.
                              -------------------------------



                 Printed Name:   David E. Mitchell, O.C.
                              -------------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(o)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Richard W. Pogue
                                   ---------------------------


                      Printed Name:   Richard W. Pogue
                                   ---------------------------


                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(p)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/Williams S. Price III
                              --------------------------------


                 Printed Name:   Williams S. Price III
                              --------------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(q)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Donald L. Sturm
                                   --------------------------

                      Printed Name:   Donald L. Sturm
                                   --------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(r)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/Claude I. Taylor, O.C.
                              ----------------------------------

                 Printed Name:   Claude I. Taylor, O.C.
                              ----------------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(s)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                              /s/Karen Hastie Williams
                              --------------------------------

                 Printed Name:   Karen Hastie Williams
                              --------------------------------

                         Dated and effective as of April 30, 1996

                                                  Exhibit 24.1(t)

                        POWER OF ATTORNEY


     The undersigned officer and director of Continental Airlines, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, as the undersigned's true and lawful attorneys in-fact and agents to do any and all things in the undersigned's name and behalf in the undersigned's capacity as an officer or director of the Company, and to execute any and all instruments for the undersigned and in the undersigned's name and capacity as an officer or director that such person or persons may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in connection with that certain Registration Statement on Form S-4 relating to the Company's 10.22% Series B Unsecured Sinking Fund Notes due July 1, 2000 (the "Registration Statement"), including specifically, but not limited to, power and authority to sign for the undersigned in the capacity as an officer or director of the Company the Registration Statement, and any and all amendments thereto, including post-effective amendments, and the undersigned does hereby ratify and confirm all that such person or persons shall do or cause to be done by virtue hereof.



                                   /s/Charles A. Yamarone
                                   ------------------------------

                      Printed Name:   Charles A. Yamarone
                                   ------------------------------

                         Dated and effective as of April 30, 1996